IMS CAPITAL VALUE FUND

                                   PROSPECTUS
                                November 1, 2001


INVESTMENT OBJECTIVE:
Long-term growth




8995 S.E. Otty Road
Portland, Oregon 97266
(800) 934-5550

























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY...........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND....................................7

HOW TO BUY SHARES.............................................................8

HOW TO REDEEM SHARES..........................................................11

DETERMINATION OF NET ASSET VALUE..............................................12

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................13

MANAGEMENT OF THE FUND........................................................13

FINANCIAL HIGHLIGHTS..........................................................14

PRIVACY POLICY................................................................15

FOR MORE INFORMATION..................................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the IMS Capital Value Fund is long-term growth.

Principal Strategies

         The Fund invests primarily in the common stocks of mid-sized, U.S. companies. The Fund's advisor, IMS Capital Management, Inc., employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company's stock price, such as a new product or change in management.

         The advisor seeks to reduce risk through diversification and through the ownership of undervalued companies. Companies selected generally will have total market capitalizations of $1 to $15 billion. These well capitalized, often globally diversified U.S. companies generally have the resources to weather negative business conditions successfully. The advisor believes mid-cap companies in general, have the potential to deliver the best characteristics of small and large companies - the flexible, innovative, high-growth aspects of small companies and the proven management, products, liquidity and global diversification of large companies.

         The advisor strives to maintain a diversified portfolio of companies that fall into one of seven strategic focus areas: healthcare, technology, financial services, communications, entertainment & leisure, consolidating industries and historically defensive industries. The advisor believes that these sectors have the potential to produce superior long-term returns. In addition, the advisor carefully diversifies the Fund's holdings to ensure representation in all major industry sectors as defined by Standard & Poor's, Inc.

         The advisor employs a patient approach to the stock selection process, believing that most traditional value managers tend to act too early. The advisor believes that after a stock experiences a significant decline, it will tend to underperform the market during what the advisor terms its seasoning period, usually 18 to 24 months. Once an undervalued company that falls into one of the advisor's strategic focus areas has been researched and deemed attractive, and has seasoned, the advisor further delays the purchase until the company develops several positive momentum characteristics.

         The Fund will typically sell a security after it has exceeded the advisor's target sell price if the company also demonstrates that it may be losing its positive business momentum. A variety of conditions could result in the sale of a company before it has reached the advisor's target sell price. For example, a major, industry-wide change, a significant change in the company's management or direction, or the emergence of a better opportunity within the same industry.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the advisor may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o Value Style Risk. The Fund invests primarily in "value stocks." The market may not agree with the advisor's determination that a stock is undervalued, and the stock's price may not increase to what the advisor believes is its full value. It may even decrease in value.
o Smaller Company Risk. To the extent the Fund invests in the smaller companies within the "mid-cap" range, the Fund will be subject to additional risks. These include:
o The earnings and prospects of smaller companies are more volatile than larger companies.
o Smaller companies may experience higher failure rates than do larger companies.
o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
o Volatility risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Is the Fund Right for You?

         Because of its diversified, value-oriented strategy, the Fund is designed to be a "core holding" within a typical investor's asset mix. The advisor typically holds companies for an average of approximately three years, and therefore believes that the Fund may not be appropriate for those with shorter time horizons.

         The Fund may be suitable for:

o long-term investors seeking a fund with a value investment strategy
o investors willing to accept price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments

How the Fund has Performed

         The Bar Chart shows changes in the Fund's returns since the Fund's inception. Sales loads are not reflected in the bar chart, and, if these amounts were reflected, returns would be less than those shown. The Performance Table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[OBJECT OMITTED]



* The Fund's year-to-date return as of September 30, 2001 was 1.57%.

         During the period shown, the highest return for a quarter was 20.10% (4th quarter, 1998); and the lowest return was -15.31% (3rd quarter 1998).

Average Annual Total Returns for the periods ended 12/31/2000:

                                      One Year          Since Inception1
The Fund (with sales load)2           -10.23%            8.45%
Russell Mid Cap Value Index            19.19%            15.91%

1August 5, 1996
2Prior to November 1, 2001, the Fund did not have a sales load. Without the sales load, average annual total return was - 4.73% for the calendar year ended December 31, 2000, and 9.80% since inception through December 31, 2000.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) .......................................5.75%
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees ...........................................................1.26%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................1.02%
Total Annual Fund Operating Expenses.......................................2.28%
Fee Waiver and Expense Reimbursement1......................................0.69%
Net Expenses (after fee waiver and expense reimbursement)..................1.59%

1 The advisor has contractually agreed to reimburse Fund expenses to maintain total operating expenses at 1.59% of net assets through October 31, 2006.

Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursements reflected in the first 5 years), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

         1 year            3 years              5 years          10 years
         ---------         --------             -------          --------
         $732              $1063                $1416             $3115

                                HOW TO BUY SHARES

         The minimum initial investment in the Fund is $5,000 ($2,000 for IRAs). The advisor may waive these minimums for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

         By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o a check (subject to the minimum amounts) made payable to the Fund.

         Mail application and check to:

         U.S. Mail:                                     Overnight:

         IMS Capital Value Fund                  IMS Capital Value Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (800) 934-5550 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: IMS Capital Value Fund
         D.D.A.# 485777197
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)

         You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Sales Loads

         Shares of the Fund are purchased at the public offering price. The public offering price is the next determined NAV plus a sales load as shown in the following table.

======================================== ================================================ ================================
                                                      Sales Load as a % of:
                                           Public                               Net         Dealer Reallowance as % of
         Amount of Investment              Offering                           Amount           Public Offering Price
                                           Price
                                         Invested
======================================== ================================================ ================================
Less than $25,000                          5.75%                                  6.10%                5.00%
$25,000 but less than $50,000              5.25%                                  5.54%                4.50%
$50,000 but less than $100,000             4.75%                                  4.99%                4.00%
$100,000 but less than $250,000            3.75%                                  3.83%                3.00%
$250,000   but   less   than   $500,000    2.50%                                  2.56%                2.00%
$500,000 but less than $1million           2.00%                                  2.04%                1.60%
$1 million or more                         1.00%                                  1.02%                0.75%
======================================== ================================================ ================================

         Various individuals and organizations that meet Fund requirements may buy shares at NAV - that is, without a sales charge. For a list of those who may qualify for fee waivers, plus a description of the requirements, see the Statement of Additional Information.

         Right of Accumulation -

         Once you have purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you will pay the sales charge corresponding to the total of your current purchase plus either the value of shares you already own, or their original cost - whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your previous purchases when you make your current purchase. For this purpose, you and your husband or wife can combine your purchases.

         Letter of Intent (LOI) -

         If you expect to purchase $25,000 or more of Fund shares over a period of time (up to 13 months), you can get the same reduced sales charge as you would if you bought all the shares at once. You do this by signing a LOI. In the LOI, you fill in the dollar amount of the shares you will buy in the next 13 months, and the sales charge is based on that amount. Some of your shares are held by the transfer agent in escrow. If you do not buy all the shares as indicated in the LOI, and your sales charge should have been higher based on what you actually bought, some of the shares held by the transfer agent will be redeemed to pay the difference in the sales charge. To establish a LOI, complete the appropriate section of the purchase application or, if your account is established, ask us for a LOI application.

Additional Investments

         Minimum subsequent investments are $100. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                         -the name of your account(s)
      -your account number(s)            -a check made payable to IMS Capital
                                          Value Fund

Checks should be sent to the IMS Capital Value Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                              Overnight:

         IMS Capital Value Fund                  IMS Capital Value Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (800) 934-5550 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at (800) 934-5550. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long-term capital gains distribution.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

     IMS Capital Management, Inc., 8995 S.E. Otty Road, Portland, Oregon 97266 serves as investment advisor to the Fund. IMS Capital Management, Inc. is an independent investment advisory firm that has practiced a value-oriented style of management for a select group of clients since 1988. The advisor currently manages accounts for institutional clients, retirement plans, families, trusts and small businesses, both taxable and non-taxable.

     Carl W. Marker has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. Marker has served as the advisor's chairman, president and primary portfolio manager since 1988, and began privately managing individual common stocks in 1981. Mr. Marker, who graduated from the University of Oregon, previously worked for divisions of both General Motors and Mercedes-Benz as a financial systems analyst before founding IMS Capital Management, Inc.

     During the fiscal year ended June 30, 2001, the Fund paid the advisor a fee equal to 1.26% of its average daily net assets.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.






                                          Year ended    Year ended     Period ended                                    Period ended
                                           June 30,      June 30,        June 30,         Years ended October 31,        October 31,
                                                                                      ------------------------------
                                                                                      ------------------------------
                                              2001         2000          1999 (c)         1998             1997           1996 (d)
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Selected Per Share Data
Net asset value, beginning of period      $   13.91    $    14.56      $   11.28        $    12.06      $    10.76       $    10.00
                                         -----------  ------------   ------------      ------------    ------------     ------------
Income from investment operations:
  Net investment income (loss)               (0.05)        (0.05)           0.00             (0.06)          (0.08)           (0.01)
  Net realized and unrealized gain
(loss)                                         0.50          0.88           3.28               0.12            1.38             0.77
                                         -----------  ------------   ------------      ------------    ------------     ------------
Total from investment operations               0.45          0.83           3.28               0.06            1.30             0.76
                                         -----------  ------------   ------------      ------------    ------------     ------------
Less distributions
  From net investment income                   0.00          0.00           0.00             (0.03)            0.00             0.00

  From net realized gain                     (0.49)         (1.48)          0.00             (0.81)            0.00             0.00

                                         -----------  ------------   ------------      ------------    ------------     ------------
Total distributions                          (0.49)         (1.48)          0.00             (0.84)            0.00             0.00

                                         -----------  ------------   ------------      ------------    ------------     ------------
Net asset value, end of period            $   13.87    $    13.91      $   14.56        $    11.28      $     12.06       $    10.76
                                         ===========  ============   ============      ============    ============     ============
                                         ===========  ============   ============      ============    ============     ============

Total Return (b)                            (3.72)%       6.39%          29.08%             2.27%           12.08%           7.60%


Ratios and Supplemental Data
Net assets, end of period (000)             $11,488      $11,585         $11,608           $11,524          $9,932         $4,741
Ratio of expenses to average net assets       1.59%        1.59%           1.59%  (a)        1.73%           1.97%         1.84% (a)
Ratio of expenses to average net assets
   before reimbursement                       2.28%        2.08%           2.50%  (a)        2.34%           2.54%         3.92% (a)
Ratio of net investment (loss) to
   average net assets                       (0.39)%      (0.36)%         (0.04)%  (a)      (0.53)%         (0.64)%       (0.25)% (a)
Ratio of net investment (loss) to
   average net assets before                (1.09)%      (0.84)%         (0.95)%  (a)      (1.14)%         (1.20)%       (2.32)% (a)
reimbursement
Portfolio turnover rate                      77.87%       75.69%          68.16%  (a)       81.74%          34.76%         3.56% (a)

(a) Annualized
(b) For a period of less than a full year, the total return is not annualized.
(c) For the period November 1, 1998 through June 30, 1999
(d) August 5, 1996 (commencement of operations) to October 31, 1996

                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (800) 934-5550 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.








Investment Company Act #811-9096

                             IMS CAPITAL VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2001

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of IMS Capital Value Fund dated November 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2001 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 934-5550.

                                TABLE OF CONTENTS
                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS.................................................................3

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISOR.........................................................7

TRUSTEES AND OFFICERS..........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................9

DETERMINATION OF SHARE PRICE..................................................10

SALES AT NET ASSET VALUE......................................................11

INVESTMENT PERFORMANCE........................................................12

CUSTODIAN.....................................................................12

FUND SERVICES.................................................................13

ACCOUNTANTS...................................................................13

DISTRIBUTOR...................................................................13

FINANCIAL STATEMENTS..........................................................14

DESCRIPTION OF THE TRUST AND FUND

      IMS Capital Value Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on July 25, 1996 and commenced operations on August 5, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of October 31, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94102, 7.30%; Marker IRA, 209 SW Oak Street, Portland, OR 97206, 11.03%; National Financial, One World Financial Center, 200 Liberty Street, New York, NY 10281, 21.27%.

     As of October 31, 2001, the officers and trustees as a group own less than 1% of the Fund.

      Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Price of Shares" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock, American Depositary Receipts (ADRs), preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in convertible preferred stock, convertible debentures, rights or warrants. The Fund reserves the right to invest in foreign stocks, through the purchase of American Depository Receipts, provided the companies have substantial operations in the U.S. and do not exceed 5% of the Fund's net assets.

      B. American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      C. Covered Call Options. The Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Fund will only engage in exchange-traded options transactions.

      D. Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

      E. Purchases of Options. Up to 5% of the Fund's net assets may be invested in purchases of put and call options involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

      The purchase of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.

      F. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

      G. Fixed Income Securities. Although the Fund intends to invest primarily in U.S. common stocks, the Advisor reserves the right, during periods of unusually high interest rates or unusual market conditions, to invest in fixed income securities for preservation of capital, total return and capital gain purposes, if the Advisor believes that such a position would best serve the Fund's investment objective. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

      Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated A or higher by Standard & Poor's Corporation, or Moody's Investors Services, Inc., or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade.

      U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, which will not be considered as borrowings provided they are fully collateralized.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which have a significant portion of their assets in real estate.

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

      i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      ii Borrowing. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund will not invest in reverse repurchase agreements.

      iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     vi. Repurchase Agreements. The Fund may invest some or all of the funds assets in U.S. Government repurchase agreements temporarily under certain conditions described in the prospectus.

     vii. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     viii.   Mortgage-related   Securities.   The  Fund   will  not   invest  in
mortgage-related securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is IMS Capital Management, 8995 S.E. Otty Road, Portland, Oregon 97266. Carl W. Marker may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.

      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.59% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the fiscal years ended June 30, 2001 and 2000, and the fiscal period November 1, 1998 through June 30, 1999, the Fund paid advisory fees of $144,169, $142,721 and $98,550, respectively.

      The Advisor retains the right to use the name "IMS" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "IMS" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief            Services, Inc., the Fund's transfer agent, fund accountant and
Suite 200                            Financial        administrator, since August 2000.  Manager of AmeriPrime Financial
Southlake, Texas  76092              Officer          Services, Inc. from February 2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing, January 1999 to January 2000.  Vice
                                                      President of Fund Accounting, American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President of Chandler Engineering Company, L.L.C., oil and gas
2001 N. Indianwood Avenue                             services company, since 1997; various positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field manufacturing/supply company, from 1984 to 1997,
Year of Birth:  1957                                  most recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX 77002                                     Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

      The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended June 30, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

======================================== =================================== ==================================================
                 Name                                 Aggregate                        Total Compensation
                                                    Compensation                    from Trust (the Trust is
                                                     From Trust                      not in a Fund Complex)
---------------------------------------- ----------------------------------- --------------------------------------------------
Kenneth D. Trumpfheller                                   0                                     0
---------------------------------------- ----------------------------------- --------------------------------------------------
Steve L. Cobb                                          $20,375                               $20,375
---------------------------------------- ----------------------------------- --------------------------------------------------
Gary E. Hippenstiel                                    $20,375                               $20,375
======================================== =================================== ==================================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $17,084,634 of brokerage transactions (on which commissions were $59,407) during the fiscal year ended June 30, 2001.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

      For the fiscal years ended June 30, 2001 and 2000, and the fiscal period November 1, 1998 through June 30, 1999, the Fund paid brokerage commissions of $59,407, $33,268 and $46,635, respectively.

      The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

SALES AT NET ASSET VALUE

         Purchases of the Fund's shares at net asset value may be made in the following situations:
(a) non-dealer assisted (or assisted only by the Fund's distributor) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $25,000 or more,
(b) non-dealer assisted (or assisted only by the Fund's distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000,
(c) non-dealer assisted (or assisted only by the Fund's distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers,
(d) a registered investment advisor purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisors and notifying the Fund and its distributor of such arrangement,
(e) the Advisor, the Fund's distributor, the Fund's administrator, or any affiliated company thereof,
(f) any current or retired officer, trustee, director or employee, or any member of the immediate family of such person, of the Fund, the Advisor, the Fund's distributor, the Fund's administrator, or any affiliated company thereof,
(g) any employee benefit plan established for employees of the Advisor, the Fund's distributor, the Fund's administrator, or any affiliated company thereof,
(h)  advisory clients of the Advisor,
(i) registered representatives and their spouses and minor children and employees of selected dealers,
(j) for-fee clients of investment advisors who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund,
(k) shareholders of the Fund, with respect to their reinvestment of dividends and distributions from the Fund,
(l)  any additional investments made by
     shareholders of the Fund if their account was established prior to the date the Fund was converted from a no-load fund to a load fund,
(m) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund, and
(n) sales through a financial services organization (such as a bank, broker-dealer, financial planner, advisor, fund supermarket or other financial intermediary) under an arrangement with the Fund or the Advisor.

     In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

INVESTMENT PERFORMANCE

      The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

      The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended June 30, 2001 and the period August 5, 1996 (commencement of operations) through June 30, 2001, the Fund's average annual total returns were 14.63% and 11.84%, respectively.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

      In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeping its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      As of July 1, 2000, Unified Fund Services, Inc., 431 N. Pennsylvania St., Indianapolis, IN 46204 ("Unified"), acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900) for these transfer agency services. For the fiscal year ended June 30, 2001, Unified received $15,563 from the Fund for these transfer agent services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million). For the fiscal year ended June 30, 2001, Unified received $19,445 from the Fund for these fund accounting services.

      Prior to July 1, 2000, American Data Services, Inc. ("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, acted as the Fund's transfer agent and fund accountant. For the fiscal year ended June 30, 2000, and for the fiscal period November 1, 1998 through June 30, 1999, and the fiscal year ended October 31, 1998, ADS received $18,363, $18,128 and $16,878, respectively, from the Fund for these services.

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended June 30, 2001 and 2000, and for the fiscal period November 1, 1998 through June 30, 1999, Unified received $15,759, $23,275 and $20,000, respectively, from the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

      The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended June 30, 2001. The Trust will provide the Annual Report without charge by calling the Fund at (800)-934-5550.